FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT




           This First Amendment to Revolving Credit Agreement is dated as of December 23, 1996, by and among Mid-America Apartment Communities, Inc. ("MAAC"), Mid-America Apartments, L.P. ("Mid-America"), AmSouth Bank of Alabama, as Administrative Agent (the "Administrative Agent"), and the financial institutions listed on
Schedule 1 (the "Lenders").


                            Recitals


            A. MAAC, Mid-America, the Lenders and the Administrative Agent entered that certain Revolving Credit Agreement dated as of December 23, 1996 (the "Agreement"). Unless otherwise defined in this First Amendment, capitalized terms shall have the meaning assigned to them in the Agreement.

           B. The Borrowers and the Lenders desire to amend the definition of "Base Rate".


                           Agreement


          NOW, THEREFORE, in consideration of the above Recitals, the Borrowers and the Lenders hereby amend the Agreement as follows:

           1. Section 11.1, Definitions, is hereby amended by deleting in its entirety the definition of Base Rate where it appears on page 62 and replacing it with the following:

                         Base Rate for a day means
               a  rate  per  annum  equal  to  the
               higher of (a) the Prime Rate  minus
               .75%  or (b) the sum of the Federal
               Funds  Rate for the day plus 1.00%.
               Any change in the Base Rate due  to
               a  change in the Prime Rate or  the
               Federal   Funds   Rate   shall   be
               effective on the effective date  of
               such  change in the Prime  Rate  or
               the     Federal     Funds     Rate,
               respectively.

          Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.
           IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this First Amendment to be executed by their respective, duly authorized representatives as of the date first set forth above.


                              MID-AMERICA APARTMENT
                              COMMUNITIES, INC.

                              By______________________________
                                Name__________________________
                                Title_________________________

                              By______________________________
                                Name__________________________
                                Title_________________________



                              MID-AMERICA APARTMENTS, L.P.

                              By Mid-America Apartment
                                   Communities, Inc.
                                Its Sole General Partner

                                   By_________________________
                                     Name_____________________
                                     Title____________________

                                   By_________________________
                                     Name_____________________
                                     Title____________________
               SIGNATURE PAGE TO FIRST AMENDMENT
                 TO REVOLVING CREDIT AGREEMENT



                              AMSOUTH BANK OF ALABAMA, in its
                                   individual capacity as Lender
                                   and as Administrative Agent

                              By______________________________
                                Name__________________________
                                Title_________________________
               SIGNATURE PAGE TO FIRST AMENDMENT
                 TO REVOLVING CREDIT AGREEMENT



                              HIBERNIA NATIONAL BANK

                              By______________________________
                                Name__________________________
                                Title_________________________
               SIGNATURE PAGE TO FIRST AMENDMENT
                 TO REVOLVING CREDIT AGREEMENT



                              SIGNET BANK

                              By______________________________
                                Name__________________________
                                Title_________________________
               SIGNATURE PAGE TO FIRST AMENDMENT
                 TO REVOLVING CREDIT AGREEMENT



                              FIRST TENNESSEE BANK, N.A.

                              By______________________________
                                Name__________________________
                                Title_________________________